Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)



BLEND

Semi-Annual Report
2002


DELAWARE

Core Equity Fund



[GRAPHIC] POWERED BY RESEARCH.(SM)

A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.


(C)Delaware Distributors, L.P.

Table of Contents


Letter to Shareholders                     1

Portfolio Management Review                3

New at Delaware                            5

Performance Summary                        6

Financial Statements:

  Statement of Net Assets                  7

  Statement of Operations                  9

  Statements of Changes in Net Assets     10

  Financial Highlights                    11

  Notes to Financial Statements           15

Letter to Shareholders                                 Delaware Core Equity Fund
                                                       November 13, 2001


Recap of Events

The six-month period ended October 31, 2001, was a challenge for most investors. Shaky market conditions throughout the period worsened immediately following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In November of 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. As the economy weakened last winter, those struggles turned into an extended bear market that severely challenged stock investors.

During the six months ended October 31, 2001, the S&P 500 Index gave up 27.05% while Delaware Core Equity Fund, which uses the index as its benchmark, returned -11.89% during the six-month period (Class A shares at net asset value with dividends and distributions reinvested). The Funds peer group, as measured by the 747 funds in the Lipper Large-Cap Core Funds Average, lost 27.96% for the same period.

The disappointing performance for both the Fund and the S&P 500 Index was initially magnified by the events of September 11th, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001, and the close of your Fund's fiscal first half, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year.


"Between September 11, 2001, and the close of your Fund's fiscal first half, the U.S. economy was clearly dealt a blow."

When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell sharply. However, the stock market stabilized during the two weeks of trading that followed the attacks. In fact, October was a strong month for many equities. Major indexes lost significant ground immediately following the attacks, but rallied in subsequent weeks. For example, both the S&P 500 Index and the Nasdaq Composite Index made up some lost ground in October. Each eventually surpassed its September 10th closing value before finishing just below it on October 31st.

While the stock market has generally been characterized by a very unclear short-term outlook, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.


Total Return
For the period ended October 31, 2001                               Six Months

Delaware Core Equity Fund -- Class A Shares                          -11.89%
Lipper Large-Cap Core Funds Average (747 funds)                      -27.96%
Standard & Poor's 500 Index                                          -27.05%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance for all Fund classes can be found on page 6. The Lipper Large-Cap Core Funds Average represents the average return of a peer group of large capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook

The U.S. has responded with great fortitude to the events of recent months. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source:
Dow Jones). At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by October 31, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr. Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review                            Delaware Core Equity Fund
                                                       November 13, 2001


Fund Managers
Michael T. Lee
Voyageur Asset Management, Inc.
Senior Portfolio Manager

Jerold L. Stodden
Voyageur Asset Management, Inc.
Senior Portfolio Manager

The Fund's Results

The pace of U.S. economic activity continued to slow during Delaware Core Equity Fund's fiscal first half. Throughout the six months ended October 31, 2001, corporate investment softened and the overall business outlook turned pessimistic. During the period all major U.S. equity indexes lost significant ground. The S&P 500 Index lost 27.05%, while the Dow Jones Industrials lost 14.70% and the Nasdaq Composite Index declined 20.13%. Delaware Core Equity Fund, by comparison, returned -11.89% for the same period (Class A shares at net asset value with dividends and distributions reinvested).

When the fiscal year began, the Fund was focused on blue chip, industry-leading companies that we expected to provide stable growth over the long-term. Our strategies in searching for "growth at a reasonable price" likely helped the Fund's relative performance during a period in which stocks suffered and the vast capital investment made in technology during recent years continued to be unwound. We believe that having discipline with regard to our investment strategies led us to strong stock selection and outperformance of our benchmark index and peer group for the six-month period.

In identifying investment opportunities for Delaware Core Equity Fund, we utilize fundamental research to identify companies with growth and/or value characteristics that have attractive financial profiles. In doing so, we apply both quantitative and qualitative measures of evaluation, examining stocks for positive fundamental characteristics such as high sales and operating earnings growth, stable earnings growth rates, low debt-to-capital ratios, and high return on equity.

We also employ strict risk control measures, such as limiting the maximum weight of any particular holding or sector weighting. At any given time, there are roughly 300 stocks that may fit our investment criteria, and from that universe we select a small-but-diversified portfolio of investments.

As of period-end, the Fund was made up of 35 holdings across a wide array of industries.

Portfolio Highlights

Technology stocks were among the worst performers during the six-month period, and Delaware Core Equity Fund performance relative to its benchmark benefited from lighter exposure to this part of the market throughout the six-month period. In fact, the percentage of net assets allocated to the Funds computers and technology sector continued to diminish throughout the period and stood at 10.6% on October 31st. However, technology holdings were detractors from overall performance on an absolute basis.

Of the Voyageur Asset Management investment team's nine analysts, a number of them still focus on various technology investments, and we have remained invested in both Cisco Systems and Microsoft, as well as Concord EFS, a leading provider of financial transaction processing systems. We think Concord is well-positioned to benefit from the sustained growth of its markets, which include members of the financial services industry.

During the period, we sold our position in Hewlett-Packard based on valuation and fundamentals. We do not share the companys optimism about its proposed merger with Compaq, and the stock had been trending downward since mid-2000, detracting from performance.

We continue to be optimistic about the long-term outlook for the healthcare industry. Generally, we feel that many of the consistent growth profiles in the industry are quite attractive. As of October 31, 2001, we had committed 18.9% of the Fund's net assets to healthcare and pharmaceutical stocks, making it our largest sector weighting.

Six months ago, we reported that our healthcare holdings were weighted in favor of pharmaceutical stocks. However, with government intervention currently off many radar screens in non-pharmaceutical areas of the healthcare industry, we are attracted to a wider array of companies. Our holdings at period-end included medical device manufacturer Medtronic. We also are attracted to companies servicing the market for orthopedics, and during the period we added both Stryker and Cardinal Health to the portfolio.

The Fund's second largest sector weighting at period-end was banking and finance. Our performance in this sector was mixed, but we remain optimistic about a number of our financial holdings, which we feel can benefit from the low interest rate environment and any eventual upturn in economic activity. During the period we added MBNA and American Express to our other holdings in the sector, which include Federal National Mortgage and Mellon Financial.


Sector Allocation
As of October 31, 2001

Healthcare & Pharmaceuticals 18.9%
=============================================================
Banking & Finance 11.4%
=========================================
Computers & Technology 10.6%
======================================
Food, Beverage & Tobacco 9.9%
====================================
Electronics & Electrical Equipment 9.0%
==================================
Insurance 6.5%
============================
Energy 6.1%
==========================
Cable, Media & Publishing 4.9%
=================
Retail 4.8%
================
Utilities 3.9%
==============

Outlook

We are encouraged by the strong market rebound that took place in October, but will continue to look ahead using caution until the economy shows signs of a true upswing.

We will continue to stay true to our style and philosophy, seeking companies with demonstrated records of superior earnings consistency. We believe our process makes Delaware Core Equity Fund an excellent choice to be a core holding in a well-diversified portfolio, and will allow us to achieve competitive returns versus our benchmark over time.


Top Portfolio Holdings
October 31, 2001
                                                                 Percentage
Company                                                         of Net Assets
--------------------------------------------------------------------------------
 1. Concord EFS                                                     4.46%
--------------------------------------------------------------------------------
 2. American International                                          3.94%
--------------------------------------------------------------------------------
 3. Sysco                                                           3.85%
--------------------------------------------------------------------------------
 4. Abbott Laboratories                                             3.82%
--------------------------------------------------------------------------------
 5. Johnson & Johnson                                               3.81%
--------------------------------------------------------------------------------
 6. General Electric                                                3.77%
--------------------------------------------------------------------------------
 7. Federal National Mortgage                                       3.55%
--------------------------------------------------------------------------------
 8. Stryker                                                         3.53%
--------------------------------------------------------------------------------
 9. Target                                                          3.52%
--------------------------------------------------------------------------------
10. Anheuser-Busch                                                  3.40%
--------------------------------------------------------------------------------

New at Delaware


Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature!


Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuits Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.


A Core Investment for Your Portfolio

Delaware Core Equity Fund invests in stocks with both growth and value characteristics. Many investors believe that a portfolio diversified among growth and value helps provide protection from market volatility.

As illustrated in the chart below, growth and value stocks are not highly correlated. Often, when one equity investment style is performing strongly, the other is not. However, growth and value tend to produce similar returns over time, as evidenced by the below bar graph that represents 10-year total return. Investing in both growth and value may offset volatility, and reduce the chances of your portfolio missing periods of strong performance by one of the styles.


---------------- ----------- ----------
                 Russell     Russell
                 1000        1000
                 Growth      Value
                 Index       Index
---------------- ----------- ----------
1991                   41.3       24.6
---------------- ----------- ----------
1992                    5.0       13.6
---------------- ----------- ----------
1993                    2.9       18.1
---------------- ----------- ----------
1994                    2.6       -2.0
---------------- ----------- ----------
1995                   37.2       38.4
---------------- ----------- ----------
1996                   23.1       21.6
---------------- ----------- ----------
1997                   30.5       35.2
---------------- ----------- ----------
1998                   38.7       15.6
---------------- ----------- ----------
1999                   33.2        7.4
---------------- ----------- ----------
2000                  -22.4        7.0
---------------- ----------- ----------
1991-2000              17.3       17.3
---------------- ----------- ----------
2001*                 -27.3      -12.8
---------------- ----------- ----------


* Year to date through October 31, 2001.

  Source: Lipper Inc. You cannot invest directly in an index. The Russell 1000 Growth Index and the Russell 1000 Value Index are unmanaged composites of mostly large-capitalization U.S. companies. Past performance is not a guarantee of future results. Performance is not intended to represent an investment in any Delaware Investments fund.

Delaware Core Equity Fund


Fund Basics
As of October 31, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$31.89 million
--------------------------------------------------------------------------------
Number of Holdings:
35
--------------------------------------------------------------------------------
Fund Start Date:
August 1, 1985
--------------------------------------------------------------------------------
Your Fund Managers:
Michael T. Lee is the Chairman of the Large Cap Core Equity Committee and has served as a primary equity analyst for Voyageur Asset Management, Inc. Prior to joining VAM in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePaul University and an MBA from the University of Minnesota. He is also a CFA charterholder.
Jerold L. Stodden is a Senior Portfolio Manager and a Vice President at Voyageur Asset Management, Inc. with 33-years of industry experience. He previously served as Director of Equity Research and as an Equity Analyst. He holds a BA from Western Michigan University, an MBA from Indiana University, and is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A GRGSX
Class B DVGSX
Class C DVGRX


Fund Performance
Average Annual Total Returns

Through October 31, 2001     Lifetime     10 Years      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/85)
Excluding Sales Charge        +12.10%       +7.79%         +4.90%      -17.49%
Including Sales Charge        +11.69%       +7.15%         +3.67%      -22.22%
--------------------------------------------------------------------------------
Class B (Est. 9/8/95)
Excluding Sales Charge         +6.77%                      +4.13%      -18.10%
Including Sales Charge         +6.77%                      +3.87%      -22.11%
--------------------------------------------------------------------------------
Class C (Est. 10/21/95)
Excluding Sales Charge         +6.17%                      +4.15%      -18.09%
Including Sales Charge         +6.17%                      +4.15%      -18.89%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.25%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 8/1/85), 10-year, five-year, and one-year periods ended October 31, 2001 for Delaware Core Equity Fund's Institutional Class were +12.20%, +7.95%, +5.21%, and -17.28%, respectively. The Institutional Class shares were first made available on August 29, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to August 29, 1997 for Delaware Core Equity Fund is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: VOGIX

Statement of Net Assets                             Delaware Core Equity Fund
                                                    October 31, 2001 (Unaudited)


                                                       Number of       Market
                                                         Shares         Value
--------------------------------------------------------------------------------
Common Stock -- 99.66%
Automobiles & Automotive Parts -- 2.97%
  Danaher ............................................   17,000      $  947,580
                                                                     ----------
                                                                        947,580
                                                                     ----------
Banking & Finance -- 11.39%
  American Express ...................................   24,000         706,320
  Federal National Mortgage ..........................   14,000       1,133,440
  MBNA ...............................................   32,000         883,520
  Mellon Financial ...................................   27,000         907,200
                                                                     ----------
                                                                      3,630,480
                                                                     ----------
Cable, Media & Publishing -- 4.94%
  Gannett ............................................   14,000         884,800
  Omnicom ............................................    9,000         691,020
                                                                     ----------
                                                                      1,575,820
                                                                     ----------
Computers & Technology -- 10.56%
 *Cisco Systems ......................................   44,000         744,480
 *Concord EFS ........................................   52,000       1,423,240
 *Microsoft ..........................................    9,000         523,350
 *Oracle .............................................   50,000         678,000
                                                                     ----------
                                                                      3,369,070
                                                                     ----------
Consumer Products -- 5.45%
  Ecolab .............................................   18,700         657,866
  Tyco International .................................   22,000       1,081,080
                                                                     ----------
                                                                      1,738,946
                                                                     ----------
Electronics & Electrical Equipment -- 9.04%
  Emerson Electric ...................................   17,000         833,340
  General Electric ...................................   33,000       1,201,530
 *Solectron ..........................................   69,000         848,700
                                                                     ----------
                                                                      2,883,570
                                                                     ----------
Energy -- 6.11%
  Conoco .............................................   39,000       1,002,300
  Exxon Mobil ........................................   24,000         946,800
                                                                     ----------
                                                                      1,949,100
                                                                     ----------
Food, Beverage & Tobacco -- 9.85%
  Anheuser-Busch .....................................   26,000       1,083,160
  PepsiCo ............................................   17,000         828,070
  Sysco ..............................................   51,000       1,229,610
                                                                     ----------
                                                                      3,140,840
                                                                     ----------
Healthcare & Pharmaceuticals -- 18.90%
  Abbott Laboratories ................................   23,000       1,218,540
  Bristol-Myers Squibb ...............................   19,000       1,015,550
  Cardinal Health ....................................    9,000         603,990
  Johnson & Johnson ..................................   21,000       1,216,110
  Medtronic ..........................................   21,000         846,300
  Stryker ............................................   20,000       1,124,800
                                                                     ----------
                                                                      6,025,290
                                                                     ----------

                                                       Number of       Market
                                                         Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
Industrial Machinery -- 2.34%
  Ingersoll-Rand ......................................  20,000     $   746,000
                                                                    -----------
                                                                        746,000
                                                                    -----------
Insurance -- 6.47%
  AFLAC ...............................................  33,000         807,180
  American International ..............................  16,000       1,257,600
                                                                    -----------
                                                                      2,064,780
                                                                    -----------
Retail -- 4.79%
  CVS .................................................  17,000         406,300
  Target ..............................................  36,000       1,121,400
                                                                    -----------
                                                                      1,527,700
                                                                    -----------
Telecommunications -- 2.97%
  Verizon Communications ..............................  19,000         946,390
                                                                    -----------
                                                                        946,390
                                                                    -----------
Utilities -- 3.88%
 *Calpine .............................................  19,000         470,250
  Duke Energy .........................................  20,000         768,200
                                                                    -----------
                                                                      1,238,450
                                                                    -----------

Total Common Stock (cost $32,640,090) .................              31,784,016
                                                                    -----------
Total Market Value of Securities -- 99.66%
  (cost $32,640,090) ..................................              31,784,016
                                                                    -----------
Receivables and Other Assets
  Net of Liabilities -- 0.34% .........................                 106,917
                                                                    -----------
Net Assets Applicable to 1,588,652 Shares
  Outstanding -- 100.00% ..............................             $31,890,933
                                                                    ===========

Net Asset Value -- Delaware Core Equity Fund
  Class A ($25,309,956 / 1,250,580 Shares) ............                  $20.24
                                                                         ------
Net Asset Value -- Delaware Core Equity Fund
  Class B ($3,815,855 / 197,955 Shares) ...............                  $19.28
                                                                         ------
Net Asset Value -- Delaware Core Equity Fund
  Class C ($1,702,674 / 88,273 Shares) ................                  $19.29
                                                                         ------
Net Asset Value -- Delaware Core Equity Fund
  Institutional Class ($1,062,448 / 51,844 Shares) ....                  $20.49
                                                                         ------

Statement of Net Assets (continued)                    Delaware Core Equity Fund

                                                                    Market
                                                                    Value
--------------------------------------------------------------------------------
Components of Net Assets at October 31, 2001:
Shares of beneficial interest (unlimited authorization --
  no par) .....................................................   $32,841,415
Net investment loss ...........................................       (55,834)
Accumulated net realized loss on investments ..................       (38,574)
Net unrealized depreciation of investments ....................      (856,074)
                                                                  -----------
Total net assets ..............................................   $31,890,933
                                                                  ===========

*Non-income producing security for the period ended October 31, 2001.

Net Asset Value and Offering Price Per Share --
  Delaware Core Equity Fund
Net asset value Class A (A) ....................................       $20.24
Sales charge (5.75% of offering price or 6.08% of
  amount invested per share)(B) ................................         1.23
                                                                       ------
Offering price .................................................       $21.47
                                                                       ======


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Operations                                Delaware Core Equity Fund
                                   Six Months Ended October 31, 2001 (Unaudited)


Investment Income:
  Dividends ............................................  $218,842
  Interest .............................................    11,381   $  230,223
                                                          --------   ----------
Expenses:
  Management fees ......................................   118,863
  Dividend disbursing and transfer agent fees and
    expenses ...........................................    78,000
  Distribution expenses ................................    67,619
  Reports and statements to shareholders ...............     9,200
  Registration fees ....................................     2,000
  Accounting and administration fees ...................     7,998
  Custodian fees .......................................     1,500
  Professional fees ....................................       300
  Trustees' fees .......................................       280
  Other ................................................       718
                                                          --------
                                                           286,478
  Less expenses paid indirectly ........................      (421)
                                                          --------
  Total operating expenses .............................                286,057
                                                                    -----------

Net Investment Loss ....................................                (55,834)
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments .....................                 34,181
  Net change in unrealized appreciation/depreciation
    of investments .....................................             (4,380,284)
                                                                    -----------
Net Realized and Unrealized Loss on Investments ........             (4,346,103)
                                                                    ----------
Net Decrease in Net Assets Resulting from Operations ...            $(4,401,937)
                                                                    ===========

See accompanying notes

Statements of Changes in Net Assets                    Delaware Core Equity Fund


                                                      Six Months
                                                        Ended
                                                       10/31/01     Year Ended
                                                      (Unaudited)    4/30/01
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
  Net investment loss .............................. $   (55,834)   $   (46,902)
  Net realized gain on investments .................      34,181        848,305
  Net change in unrealized appreciation/depreciation
    of investments .................................  (4,380,284)    (2,789,504)
                                                     -----------    -----------
Net decrease in net assets resulting from operations  (4,401,937)    (1,988,101)
                                                     -----------    -----------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
   Class A .........................................          --     (3,180,662)
   Class B .........................................          --       (513,603)
   Class C .........................................          --       (183,212)
   Institutional Class .............................          --       (141,088)
                                                     -----------    -----------
                                                              --     (4,018,565)
                                                     -----------    -----------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A .........................................     885,271      3,286,040
   Class B .........................................     296,194      1,105,969
   Class C .........................................     222,638        705,110
   Institutional Class .............................      78,964      1,819,319

  Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Class A .........................................          --      3,008,263
   Class B .........................................          --        492,782
   Class C .........................................          --        156,087
   Institutional Class .............................          --        141,088
                                                     -----------    -----------
                                                       1,483,067     10,714,658
                                                     -----------    -----------
  Cost of shares repurchased:
   Class A .........................................  (2,460,171)    (6,986,481)
   Class B .........................................    (698,837)    (1,590,761)
   Class C .........................................    (156,236)      (650,498)
   Institutional Class .............................    (824,045)    (1,256,843)
                                                     -----------    -----------
                                                      (4,139,289)   (10,484,583)
                                                     -----------    -----------
Increase (decrease) in net assets derived from
  capital share transactions .......................  (2,656,222)       230,075
                                                     -----------    -----------

Net Decrease in Net Assets .........................  (7,058,159)    (5,776,591)

Net Assets:
  Beginning of period ..............................  38,949,092     44,725,683
                                                     -----------    -----------
  End of period .................................... $31,890,933    $38,949,092
                                                     ===========    ===========

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Core Equity Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                          Ended
                                                         10/31/01                             Year Ended
                                                      (Unaudited)(1)    4/30/01     4/30/00     4/30/99      4/30/98(2)    4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................... $22.970        $26.490     $32.550     $31.830       $25.340      $23.660

Income (loss) from investment operations:
Net investment income (loss)(3) ........................  (0.021)            --       0.157       0.075         0.029        0.160
Net realized and unrealized gain (loss) on investments .  (2.709)        (1.115)     (1.543)      2.790         8.591        3.360
                                                         -------        -------     -------      ------        ------       ------
Total from investment operations .......................  (2.730)        (1.115)     (1.386)      2.865         8.620        3.520
                                                         -------        -------     -------      ------        ------       ------

Less dividends and distributions from:
Net investment income ..................................      --             --      (0.227)         --        (0.113)      (0.080)
Net realized gain on investments .......................      --         (2.405)     (4.447)     (2.145)       (2.017)      (1.760)
                                                         -------        -------     -------      ------        ------       ------
Total dividends and distributions ......................      --         (2.405)     (4.674)     (2.145)       (2.130)      (1.840)
                                                         -------        -------     -------      ------        ------       ------

Net asset value, end of period ......................... $20.240        $22.970     $26.490     $32.550       $31.830      $25.340
                                                         =======        =======     =======     =======       =======      =======

Total return(4) ........................................ (11.89%)        (4.56%)     (4.84%)      9.56%        35.27%       15.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................ $25,310        $30,358     $35,759     $45,342       $41,196      $34,255
Ratio of expenses to average net assets ................   1.44%          1.82%       1.56%       1.68%         1.75%        1.72%
Ratio of expenses to average net assets prior to
  expenses paid indirectly .............................   1.44%          1.82%       1.56%       1.71%         1.82%        1.72%
Ratio of net investment income to average net assets ...  (0.18%)         0.00%       0.54%       0.25%         0.07%        0.68%
Ratio of net investment income to average net assets
  prior to expenses paid indirectly ....................  (0.18%)            --       0.54%       0.22%            --        0.68%
Portfolio turnover .....................................     82%            67%         43%         36%            9%          29%


(1) Ratios have been annualized and total return has not been annualized.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001 and the six months ended October 31, 2001.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Core Equity Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                          Ended
                                                         10/31/01                             Year Ended
                                                      (Unaudited)(1)    4/30/01     4/30/00     4/30/99      4/30/98(2)    4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................... $21.960       $25.610     $31.610     $31.200       $24.930      $23.390

Income (loss) from investment operations:
Net investment income (loss)(3) .........................  (0.100)       (0.173)     (0.074)     (0.149)       (0.165)          --
Net realized and unrealized gain (loss) on investments ..  (2.580)       (1.072)     (1.479)      2.704         8.425        3.300
                                                          -------       -------     -------     -------       -------      -------
Total from investment operations ........................  (2.680)       (1.245)     (1.553)      2.555         8.260        3.300
                                                          -------       -------     -------     -------       -------      -------
Less dividends and distributions from:
Net investment income ...................................      --            --          --          --            --           --
Net realized gain on investments ........................      --        (2.405)     (4.447)     (2.145)       (1.990)      (1.760)
                                                          -------       -------     -------     -------       -------      -------
Total dividends and distributions .......................      --        (2.405)     (4.447)     (2.145)       (1.990)      (1.760)
                                                          -------       -------     -------     -------       -------      -------

Net asset value, end of period .......................... $19.280       $21.960     $25.610     $31.610       $31.200      $24.930
                                                          =======       =======     =======     =======       =======      =======

Total return(4) ......................................... (12.21%)       (5.28%)     (5.56%)      8.72%        34.29%       14.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................  $3,816        $4,776      $5,558      $4,457        $1,903       $1,182
Ratio of expenses to average net assets .................   2.19%         2.57%       2.31%       2.43%         2.50%        2.47%
Ratio of expenses to average net assets prior to
  expenses paid indirectly ..............................   2.19%         2.57%       2.31%       2.46%         2.57%        2.47%
Ratio of net investment income to average net assets ....  (0.93%)       (0.75%)     (0.21%)     (0.50%)       (0.67%)      (0.01%)
Ratio of net investment income to average net assets
  prior to expenses paid indirectly .....................  (0.93%)       (0.75%)     (0.21%)     (0.53%)       (0.74%)      (0.01%)
Portfolio turnover ......................................     82%           67%         43%         36%            9%          29%


(1) Ratios have been annualized and total return has not been annualized.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001 and the six months ended October 31, 2001.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Core Equity Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                          Ended
                                                         10/31/01                             Year Ended
                                                      (Unaudited)(1)    4/30/01     4/30/00     4/30/99      4/30/98(2)    4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................... $21.980        $25.630     $31.600    $31.190       $24.930      $23.430

Income (loss) from investment operations:
Net investment income (loss)(3) ........................  (0.100)        (0.172)     (0.070)    (0.149)       (0.192)       0.070
Net realized and unrealized gain (loss) on investments .  (2.590)        (1.073)     (1.453)     2.704         8.442        3.220
                                                         -------        -------     -------    -------        ------       ------
Total from investment operations .......................  (2.690)        (1.245)     (1.523)     2.555         8.250        3.290
                                                         -------        -------     -------    -------        ------       ------

Less dividends and distributions from:
Net investment income ..................................      --             --          --         --            --       (0.030)
Net realized gain on investments .......................      --         (2.405)     (4.447)    (2.145)       (1.990)      (1.760)
                                                         -------        -------     -------    -------        ------       ------
Total dividends and distributions ......................      --         (2.405)     (4.447)    (2.145)       (1.990)      (1.790)
                                                         -------        -------     -------    -------        ------       ------

Net asset value, end of period ......................... $19.290        $21.980     $25.630    $31.600       $31.190      $24.930
                                                         =======        =======     =======    =======       =======      =======

Total return(4) ........................................ (12.24%)        (5.27%)     (5.45%)     8.72%        34.25%       14.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................  $1,703         $1,866      $1,942     $1,631        $1,112         $712
Ratio of expenses to average net assets ................   2.19%          2.57%       2.31%      2.43%         2.50%        2.47%
Ratio of expenses to average net assets prior to
  expenses paid indirectly .............................   2.19%          2.57%       2.31%      2.46%         2.57%        2.47%
Ratio of net investment income to average net assets ...  (0.93%)        (0.75%)     (0.21%)    (0.50%)       (0.67%)       0.14%
Ratio of net investment income to average net assets
  prior to expenses paid indirectly ....................  (0.93%)        (0.75%)     (0.21%)    (0.53%)       (0.74%)       0.14%
Portfolio turnover .....................................     82%            67%         43%        36%            9%          29%


(1) Ratios have been annualized and total return has not been annualized.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001 and the six months ended October 31, 2001.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Delaware Core Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                                             Period
                                                          Ended                                                from
                                                         10/31/01                 Year Ended                 8/29/97(2)
                                                      (Unaudited)(1)    4/30/01     4/30/00     4/30/99     to 4/30/98(3)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................... $23.230        $26.700     $32.840     $32.030       $27.520

Income (loss) from investment operations:
Net investment income(4) ...............................   0.007          0.061       0.229       0.153         0.047
Net realized and unrealized gain (loss) on investments .  (2.747)        (1.126)     (1.547)      2.802         5.803
                                                         -------        -------     -------      ------        ------
Total from investment operations .......................  (2.740)        (1.065)     (1.318)      2.955         5.850
                                                         -------        -------     -------      ------        ------
Less dividends and distributions from:
Net investment income ..................................      --             --      (0.375)         --        (0.040)
Net realized gain on investments .......................      --         (2.405)     (4.447)     (2.145)       (1.300)
                                                         -------        -------     -------      ------        ------
Total dividends and distributions ......................      --         (2.405)     (4.822)     (2.145)       (1.340)
                                                         -------        -------     -------      ------        ------

Net asset value, end of period ......................... $20.490        $23.230     $26.700     $32.840       $32.030
                                                         =======        =======     =======     =======       =======

Total return(5) ........................................ (11.80%)        (4.32%)     (4.59%)      9.79%        21.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................  $1,062         $1,949      $1,467      $1,860          $799
Ratio of expenses to average net assets ................   1.19%          1.57%       1.31%       1.43%         1.50%
Ratio of expenses to average net assets prior to
  expenses paid indirectly .............................   1.19%          1.57%       1.31%       1.46%         1.57%
Ratio of net investment income to average net assets ...   0.07%          0.25%       0.79%       0.50%         0.33%
Ratio of net investment income to average net assets
  prior to expenses paid indirectly ....................   0.07%          0.25%       0.79%       0.47%         0.26%
Portfolio turnover .....................................     82%            67%         43%         36%            9%


(1) Ratios have been annualized and total return has not been annualized.

(2) Date of initial public offering; ratios have been annualized and total return has not be annualized.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(4) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001 and the six months ended October 31, 2001. (5)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes.

Notes to Financial Statements                       Delaware Core Equity Fund
                                                    October 31, 2001 (Unaudited)


Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Core Equity Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are sold. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $421 for the period ended October 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended October 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC pays Voyageur Asset Management, Inc. an annual fee. The Fund does not pay any fees directly to Voyageur Asset Management, Inc.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares.

At October 31, 2001, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                         $ 8,147

  Dividend disbursing, transfer agent fees,
    accounting fees and other expenses payable to DSC               22,500

  Other expenses payable to DMC and affiliates                      21,781

For the period ended October 31, 2001, DDLP earned $2,273 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended October 31, 2001, the Fund made purchases of $14,734,665 and sales of $16,748,476 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At October 31, 2001, the cost of investments was $32,640,090. At October 31, 2001, the net unrealized depreciation was $856,074 of which $2,830,743 related to unrealized appreciation of investments and $3,686,817 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares shares were as follows:

                                                     Six Months
                                                        Ended       Year Ended
                                                      10/31/01       4/30/00
                                                     -----------    -----------
Shares sold:
  Class A                                              39,943         134,649
  Class B                                              14,089          47,269
  Class C                                              10,803          30,052
  Institutional Class                                   3,546          74,213

Shares issued upon reinvestment of dividends
  and distributions from net investment income
  and net realized gain on investments:
  Class A                                                  --         124,020
  Class B                                                  --          21,116
  Class C                                                  --           6,683
  Institutional Class                                      --           5,763
                                                     --------         -------
                                                       68,381         443,765
                                                     --------         -------
Shares repurchased:
  Class A                                            (110,995)       (286,679)
  Class B                                             (33,613)        (67,908)
  Class C                                              (7,436)        (27,591)
  Institutional Class                                 (35,607)        (51,011)
                                                     --------         -------
                                                     (187,651)       (433,189)
                                                     --------         -------
Net increase (decrease)                              (119,270)         10,576
                                                     ========         =======

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2001 or at any time during the fiscal year.

Delaware Investments Family of Funds


------------------------------------------------------------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
------------------------------------------------------------------------------------------------------------------------------------
Growth-Equity Group                                                       Fixed Income Group

Delaware American Services Fund                                           Corporate and Government
Delaware Growth Opportunities Fund
Delaware Select Growth Fund                                               Delaware American Government Bond Fund
Delaware Small Cap Growth Fund                                            Delaware Corporate Bond Fund
Delaware Technology and Innovation Fund                                   Delaware Delchester Fund
Delaware Trend Fund                                                       Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                                 Delaware High-Yield Opportunities Fund
                                                                          Delaware Limited-Term Government Fund
Value-Equity Group                                                        Delaware Strategic Income Fund

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                                           Money Market
Delaware REIT Fund
Delaware Small Cap Value Fund
                                                                          Delaware Cash Reserve Fund
                                                                          Delaware Tax-Free Money Fund
International Group

(DIAL--Delaware International Advisers Ltd.)                              Municipal (National Tax-Exempt)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund                               Delaware National High-Yield Municipal Bond Fund
Delaware International Value Equity Fund                                  Delaware Tax-Free Insured Fund
  (formerly Delaware International Equity Fund)                           Delaware Tax-Free USA Fund
                                                                          Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds
                                                                          Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund
Delaware Core Equity Fund                                                 Delaware Tax-Free Arizona Fund
  (formerly Delaware Growth Stock Fund)                                   Delaware Tax-Free Arizona Insured Fund
Delaware Devon Fund                                                       Delaware Tax-Free California Fund
Delaware Social Awareness Fund                                            Delaware Tax-Free California Insured Fund
Foundation Funds                                                          Delaware Tax-Free Colorado Fund
  Delaware Balanced Portfolio                                             Delaware Tax-Free Florida Fund
  Delaware Growth Portfolio                                               Delaware Tax-Free Florida Insured Fund
  Delaware Income Portfolio                                               Delaware Tax-Free Idaho Fund
                                                                          Delaware Minnesota High-Yield Municipal Bond Fund
                                                                          Delaware Minnesota Insured Fund
                                                                          Delaware Tax-Free Minnesota Fund
                                                                          Delaware Tax-Free Minnesota Intermediate Fund
                                                                          Delaware Tax-Free Missouri Insured Fund
                                                                          Delaware Tax-Free New York Fund
                                                                          Delaware Tax-Free Oregon Insured Fund
                                                                          Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
----------------
A member of Lincoln Financial Group(R)


This semi-annual report is for the information of Delaware Core Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                               Affiliated Officers                            Contact Information

Charles E. Haldeman, Jr.                        William E. Dodge                               Investment Manager
Chairman                                        Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds            Chief Investment Officer, Equity               Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                               International Affiliate
Walter P. Babich                                                                               Delaware International Advisers Ltd.
Board Chairman                                  Jude T. Driscoll                               London, England
Citadel Constructors, Inc.                      Executive Vice President and
King of Prussia, PA                             Head of Fixed Income                           Subadvisor
                                                Delaware Investments Family of Funds           Voyageur Asset Management, Inc.
David K. Downes                                 Philadelphia, PA                               Minneapolis, MN
President and Chief Executive Officer
Delaware Investments Family of Funds            Richard J. Flannery                            National Distributor
Philadelphia, PA                                President and Chief Executive Officer          Delaware Distributors, L.P.
                                                Delaware Distributors, L.P.                    Philadelphia, PA
John H. Durham                                  Philadelphia, PA
Private Investor                                                                               Shareholder Servicing, Dividend
Gwynedd Valley, PA                                                                             Disbursing and Transfer Agent
                                                                                               Delaware Service Company, Inc.
John A. Fry                                                                                    Philadelphia, PA
Executive Vice President
University of Pennsylvania                                                                     2005 Market Street
Philadelphia, PA                                                                               Philadelphia, PA 19103-7057

Anthony D. Knerr                                                                               For Shareholders
Consultant                                                                                     800 523-1918
Anthony Knerr & Associates
New York, NY                                                                                   For Securities Dealers
                                                                                               800 362-7500
Ann R. Leven
Former Treasurer                                                                               For Financial Institutions
National Gallery of Art                                                                        Representatives Only
Washington, DC                                                                                 800 659-2265

Thomas F. Madison                                                                              Website
President and Chief Executive Officer                                                          www.delawareinvestments.com
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5320)                                                                                                           Printed in the USA
SA-409 [10/01] CG 12/01                                                                                                       J7641

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